Exhibit 99.1


FOR IMMEDIATE RELEASE                  Contact:     Jeffrey J. Carfora, EVP, CFO
                                                          973-669-7366, ext. 202


                   PENNFED FINANCIAL SERVICES, INC. REPORTS
                           FOURTH QUARTER EARNINGS

         WEST ORANGE,  NJ,  July 28, 1999 - PennFed  Financial  Services,   Inc.

(NASDQ:PFSB), the holding company for the New Jersey-based  Penn Federal Savings

Bank,today reported fourth quarter Fiscal Year 1999 results of $0.33 per diluted share for the quarter ended June 30, 1999 versus $0.28 per share for the quarter ended June 30, 1998,reflecting an increase of 18%.

         Cash  earnings  per diluted  share  for the three months ended June 30,

1999 of $0.43 per share  compared to $0.39 per  share for the three months ended

June 30, 1998.

         For the fiscal year ended June 30, 1999  (FY99),  diluted  earnings per

share were $1.29 per  share  versus $1.16 per  share for FY98,   reflecting   an

increase of 11%.  Cash  earnings per diluted share for  FY99  of $1.74 per share compared to $1.59 per share for FY98.

         Return on average common equity was 11.03%  for the year ended June 30,

1999.  Cash  return on average common equity was 14.85% for FY99.

         "PennFed  continued  to  maintain  superior asset quality during FY99,"

said Joseph L. LaMonica,  President and Chief  Executive Officer. "The Company's

non-performing  assets declined to $4.6 million or 0.30% of total assets at June

30, 1999 - from $5.4 million or 0.35% at June 30, 1998."

         Total  assets  at June 1999 of $1.6 billion were  relatively  unchanged from June 1998  due  primarily  to the one- to  four-family  mortgage  loan sale strategy  PennFed  employed  during FY99 to mitigate the effects of low interest rates and a flat yield curve.

         "This  strategy  allowed  PennFed to maintain our origination capacity,

support improved net interest margin performance, improve our interest rate risk position,  and generate  non-interest  income," noted  LaMonica. "No addition to infrastructure was required in adopting this strategy."

                                   -more-

PennFed Q4 FY99
Page 2 of 3

         During  FY99 PennFed  sold $150 million of low-coupon,  longer duration one- to four-family  mortgage loans into  the  secondary  market at net gains of

$860,000.  Due to  the  current  higher  interest  rate  and steeper yield curve environment,loan sale activity is expected to be reduced. According to LaMonica,

the  level  of  such  activity  will  continue  to  be  evaluated  with  primary

consideration  given  to  interest   rate   risk  and   long-term  profitability

objectives.

         Although down slightly from FY98, PennFed's total loan originations and purchases remained strong at $402  million  for  the  year  ended June 30, 1999.

In  line  with  the  Company's  strategic  initiative,  growth  continued in the

consumer and  commercial  loan   portfolios,  increasing  $27  million,  or 23%,

from June 30,  1998. Fiscal 1999 originations for these portfolios increased 34%

compared to FY98.

         LaMonica  also  reported PennFed's continued growth in checking account balances.  These balances increased $17 million, or 21%, in FY99.

         The  Company's  net  interest  margin showed an improving  trend during

FY99,  compared to a declining trend during FY98.  PennFed's net interest margin improved  to  2.33%  for  the  June 1999 quarter,  from 2.24% for the March 1999

quarter   and   2.23%  for  the  June  1998  quarter - despite  continued  heavy prepayments  on one- to  four-family mortgages. The improved margin was a result of a reduced cost of funds and growth in higher yielding consumer and commercial loans.

         Total service charges and other non-interest income,  excluding results

of sales of loans and real estate operations,  reflected   a $386,000 - or 16.8%

- increase  for FY99  compared  to FY98,  due to growth in checking accounts and earnings  from  the  Bank's  Investment  Services  at  Penn Federal program. The program  gives  customers  convenient  access  to financial  consulting/advisory services and related non-deposit investment products at local branch offices.

         PennFed's non-interest expense ratio remained at a strong 1.20% for the year ended June 30, 1999.  PennFed  continues to  advance  key  market expansion opportunities. In February 1999, a

                                      - more-
PennFed Q4 FY99
Page 3 of 3

Penn  Federal Savings Bank branch opened in Toms River, where deposits currently total  nearly $25 million.  In June 1999,  Penn  Federal  opened  an  office  in

Livingston,   where   deposits  now   stand   at    approximately   $5  million.

A relocation of the Bank's Sayreville office to a modern  full-service  facility occurred on July 19, 1999.  The  move  will  increase the convenience of banking with Penn Federal in central New Jersey.

         PennFed  stockholders  of record as  of August 13, 1999  will be paid a cash dividend of $0.04 per  share  on August 27, 1999.  PennFed's Annual Meeting of Stockholders  will  be held at 10 a.m. on Wednesday,  October 27, 1999 at the

Radisson Hotel in Fairfield, New Jersey. Stockholders of record on September 10,

1999 are entitled to vote at the meeting.

         Penn  Federal  Savings Bank, headquartered in New Jersey,  maintains 20

branch   offices  in   Bayville,   Brick,   Caldwell,  East   Newark  Fairfield,

Farmingdale,  Harrison,  Livingston,   Marlboro,  Montclair (2), Newark (3), Old

Bridge, Sayreville, Toms River,  Upper Montclair,  Verona, and West Orange. Penn

Federal has received all necessary approvals to open a branch in Roseland. Plans for  the  Roseland  office  are proceeding, with an opening targeted for late in

Fiscal  Year  2000.  The  Bank's deposits  are  insured by  the  Federa  Deposit

Insurance Corporation.

         This  release  contains forward-looking  statements that are subject to risk and uncertainties,  including, but  not  limited  to,  changes in  economic conditions  in the  Company's  market  areas,  changes in policies by regulatory

agencies,  the   impact   of  competitive  loan  products,  loan  demand  risks,

fluctuations  in  interest rates and operating  results and other risks detailed from  time to  time  in  the  Company's filings with the Securities and Exchange

Commission.  The  Company  cautions  readers  not to place undue reliance on any forward-looking  statements. The  Company  does  not  undertake and specifically disclaims  any  obligation,  to revise any forward-looking statements to reflect

the occurrence of  anticipated   or   unanticipated   events  or   circumstances

after the date of such statements. These risks could cause the Company's  future to differ  materially  from those  expressed  in any  forward-looking statements by, or on behalf of, the Company.

                                   ###


                   NOTE: SEE FINANCIAL TABLES ATTACHED

                                         PennFed Financial Services, Inc.
                                  (Holding Company for Penn Federal Savings Bank)
                                    Selected Consolidated Financial Information
                                 (dollars in thousands, except per share amounts)


                                                                              June 30,                   June 30,
                                                                                1999                       1998
                                                                           ----------------          -----------------
Selected Financial Condition Data:
     Cash and Federal funds sold                                                    $9,900                    $10,960
     Investments, net and FHLB stock                                               309,905                    193,375
     Mortgage-backed securities, net                                               127,983                    204,452
     Loans held for sale                                                             5,180                        565
     Loans receivable:
          One- to four-family mortgage loans                                       910,064                    971,103
          Commercial and multi-family real estate loans                             74,613                     65,833
          Consumer loans                                                            72,572 (a)                 54,101 (a)
          Allowance for loan losses                                                (3,209)                    (2,776)
          Other, net                                                                 7,391                      7,026
                                                                           ----------------          -----------------
     Loans receivable, net                                                       1,061,431                  1,095,287

     Goodwill and other intangible assets                                           11,118                     13,481
     Other assets                                                                   33,246                     33,818
                                                                           ----------------          -----------------
     Total assets                                                               $1,558,763                 $1,551,938
                                                                           ================          =================

     Deposits                                                                   $1,063,600                 $1,028,100
     FHLB advances                                                                 244,465                    230,465
     Other borrowings                                                               88,738                    131,500
     Other liabilities                                                              21,717                     25,489
     Preferred securities of Trust, net                                             32,743                     32,681
     Stockholders' equity                                                          107,500 (b)                103,703
                                                                           ----------------          -----------------
     Total liabilities and stockholders' equity                                 $1,558,763                 $1,551,938
                                                                           ================          =================

     Book value per share  (c)                                                      $13.03                     $11.87
     Tangible book value per share  (c)                                             $11.68                     $10.33

     Equity to assets                                                                 6.90 %                     6.68 %
     Tangible equity to tangible assets                                               6.23 %                     5.86 %

Asset Quality Data:
     Non-performing loans                                                           $3,670                     $3,742
     Real estate owned, net                                                            936                      1,643
                                                                           ----------------          -----------------
     Total non-performing assets                                                    $4,606                     $5,385
                                                                           ================          =================

     Non-performing loans to total loans                                              0.34 %                     0.34 %
     Non-performing assets to total assets                                            0.30 %                     0.35 %
     Allowance for loan losses to non-performing loans                               87.44 %                    74.18 %

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                                     7.88 %                     7.09 %
     Core capital ratio (requirement - 4.00%)                                         7.88 %                     7.11 %
     Risk-based capital ratio (requirement - 8.00%)                                  16.29 %                    15.16 %


(a) Consumer   loans   primarily   include  second   mortgages  and  home equity
    lines of credit.

(b) Common  shares outstanding as of June 30, 1999 totaled 8,813,416 shares.

(c) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                                         PennFed Financial Services, Inc.
                                  (Holding Company for Penn Federal Savings Bank)
                                    Selected Consolidated Financial Information
                                 (dollars in thousands, except per share amounts)

                                                   For the three months ended             For the year ended
                                                            June 30,                           June 30,
                                                  -----------------------------      ------------------------------
                                                    1999               1998             1999               1998
                                                  ----------         ----------      -----------         ----------
Selected Operating Data:
     Interest and dividend income                   $25,695            $26,019         $105,557           $100,805
     Interest expense                                17,080             17,925           71,918             68,043
                                                  ----------         ----------      -----------         ----------
          Net interest and dividend income            8,615              8,094           33,639             32,762
     Provision for loan losses                          210                150              780                600
                                                  ----------         ----------      -----------         ----------
     Net interest and dividend income
          after provision for loan losses             8,405              7,944           32,859             32,162
     Non-interest income:
          Service charges                               554                553            2,113              1,974
          Other                                         194                 93              568                321
                                                  ----------         ----------      -----------         ----------
          Total service charges and other               748                646            2,681              2,295
          Net gain (loss) from real estate             (21)               (18)               31              (156)
             operations
          Net gain (loss) on sales of loans           (103)                  1              860                528
          Loss on disposition of equipment              ---                ---             (26)                ---
                                                  ----------         ----------      -----------         ----------
          Total non-interest income                     624                629            3,546              2,667
     Non-interest expenses:
          Compensation & employee benefits            2,252              1,918            8,961              8,109
          Net occupancy expense                         343                334            1,333              1,275
          Equipment                                     398                412            1,642              1,542
          Advertising                                   117                122              359                380
          Amortization of intangibles                   584                602            2,363              2,437
          Federal deposit insurance premium             150                153              627                591
          Other                                         794                859            3,359              3,055
                                                  ----------         ----------      -----------         ----------
          Total non-interest expenses                 4,638              4,400           18,644             17,389
                                                  ----------         ----------      -----------         ----------
     Income before income taxes                       4,391              4,173           17,761             17,440
     Income tax expense                               1,511              1,451            6,304              6,242
                                                  ----------         ----------      -----------         ----------
     Net  income                                     $2,880             $2,722          $11,457            $11,198
                                                  ==========         ==========      ===========         ==========

     Earnings per common share (d):
          Basic                                       $0.35              $0.30            $1.36              $1.25
          Diluted                                     $0.33              $0.28            $1.29              $1.16

     Cash earnings per common share (d) (e):
          Basic                                       $0.46              $0.42            $1.83              $1.73
          Diluted                                     $0.43              $0.39            $1.74              $1.59

     Return on average common equity                  10.89 %            10.28 %          11.03 %            10.96 %
     Cash return on average common equity             14.37 %            14.34 %          14.85 %            15.12 %

     Return on average assets                          0.75 %             0.72 %           0.74 %             0.78 %

     Yield on average interest-earning assets          6.96 %             7.19 %           7.03 %             7.32 %
     Cost of average interest-bearing liabilities      4.88 %             5.21 %           5.02 %             5.20 %
                                                  ----------         ----------      -----------         ----------
     Net interest rate spread                          2.08 %             1.98 %           2.01 %             2.12 %
                                                  ==========         ==========      ===========         ==========

     Net interest margin                               2.33 %             2.23 %           2.24 %             2.38 %

     Non-interest exp. as a % of avg. assets           1.21 %             1.17 %           1.20 %             1.22 %

     Efficiency ratio (f)                             43.78 %            43.45 %          43.79 %            42.02 %

(d) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(e) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.
(f) The efficiency ratio includes the benefit from the net gains on sales of loans since this has become a recurring activity for PennFed. Excluding the net gains on sales of loans, the efficiency ratio would have been 43.30%, 43.46%, 44.83% and 42.65%, respectively.